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                               LIBERATE TECHNOLOGIES

                              STOCK PURCHASE AGREEMENT




                                   June 30, 1999






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                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
1.  Purchase and Sale of Stock.............................................1
         1.1  Sale and Issuance of Stock...................................1
         1.2  The Closing..................................................1

2.  Representations and Warranties of the Company..........................1
         2.1  Organization and Good Standing...............................1
         2.2  Authorization................................................2
         2.3  Valid Issuance of Stock......................................2
         2.4  Title to Property and Assets.................................2
         2.5  Compliance with Other Documents..............................2
         2.6  Registration Statement.......................................2
         2.7  Capitalization...............................................3
         2.8  Litigation...................................................3
         2.9  Intellectual Property........................................3
         2.10  Financial Statements........................................3
         2.11  Changes.....................................................3
         2.12  Taxes.......................................................3

3.  Representations and Warranties of the Investor.........................3
         3.1  Authorization................................................3
         3.2  Investigation................................................4
         3.3  Accredited Investor..........................................4
         3.4  Purchase Entirely for Own Account............................4
         3.5  Restricted Securities........................................4

4.  Conditions to the Investor's Obligation at Closing.....................4
         4.1  Representations and Warranties...............................4
         4.2  Securities Laws..............................................4
         4.3  Authorizations...............................................4
         4.4  Initial Public Offering of Common Stock......................5

5.  Conditions to the Company's Obligations at Closing.....................5
         5.1  Representations and Warranties...............................5
         5.2  Securities Laws..............................................5
         5.3  Authorizations...............................................5
         5.4  Initial Public Offering of Common Stock......................5
         5.5  Payment of Purchase Price....................................5

6.  Covenants of the Company and the Investor..............................5
         6.1  Agreement Not to Transfer....................................5
         6.2  Market Stand-Off.............................................6
         6.3  Notice of Intention to Transfer..............................6
         6.4  Registration of Stock........................................6


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         6.5  Publicity....................................................6

7.  Miscellaneous..........................................................6
         7.1  Governing Law................................................6
         7.2  Survival; Additional Securities..............................7
         7.3  Successors and Assigns.......................................7
         7.4  Entire Agreement.............................................7
         7.5  Notices......................................................7
         7.6  Amendments and Waivers.......................................7
         7.7  Legal Fees...................................................7
         7.8  Expenses.....................................................8
         7.9  Titles and Subtitles.........................................8
         7.10  Counterparts................................................8
         7.11  Severability................................................8
         7.12  Confidentiality.............................................8
         1.3  Company Registration.........................................1


                                      ii


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                           STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT is made as of the 30th day of June 1999, by and between Liberate Technologies, a Delaware corporation (the "Company") and Lucent Technologies Inc., a Delaware corporation (the "Investor").

          WHEREAS, the Investor has indicated a desire to purchase the number of shares of the Company's Common Stock obtained by dividing 12,500,000 by 96% of the per share price paid by the public for the Company's Common Stock in the Company's initial public offering (the "IPO").

          WHEREAS, the Company has indicated a desire to sell the number of shares of the Company's Common Stock obtained by dividing 12,500,000 by 96% of the per share price paid by the public for the Company's Common Stock in the Company's IPO to the Investor on the terms set forth herein.

          WHEREAS, the Company and the Investor have agreed that this Agreement shall constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   PURCHASE AND SALE OF STOCK.

               1.1 SALE AND ISSUANCE OF STOCK. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company the number of shares of the Company's Common Stock obtained by dividing 12,500,000 by 96% of the per share price paid by the public for the Company's Common Stock in the Company's IPO (the "Stock"), having the rights, preferences, privileges and restrictions set forth in the form of Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") to be filed with the Delaware Secretary of State upon the Closing (as defined below).

               1.2 THE CLOSING. The purchase and sale of the Stock shall be held at the Company's offices immediately following the closing of the Company's IPO or, if later, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5 (the "Closing"). At the Closing, the Company will deliver the Stock to the Investor against payment of the purchase price therefor by check payable to the order of the Company or by wire transfer. The per share purchase price for the Stock shall be 96% of the per share price paid by the public for the Company's Common Stock in the IPO.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that:

               2.1 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware


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and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

               2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               2.3 VALID ISSUANCE OF STOCK. The Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Subject in part to the truth and accuracy of the Investor's representations set forth in
Section 3 of this Agreement, the offer, sale and issuance of the Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws.

               2.4 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

               2.5 COMPLIANCE WITH OTHER DOCUMENTS. The execution and delivery of this Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Restated Certificate or Bylaws of the Company or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on the Company's business, financial condition or results of operations.

               2.6 REGISTRATION STATEMENT. The Company's registration statement on Form S-1, as amended, (the "Registration Statement") shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the Securities and Exchange Commission ("SEC"), contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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               2.7  CAPITALIZATION.  The Company's capitalization information contained in the Registration Statement is complete and accurate as of the dates specified therein.

               2.8 LITIGATION. Except as disclosed in the Company's Registration Statement, there are no actions, proceedings or investigations pending against the Company, that, either in any case or in the aggregate, would result in any material adverse change in the business, financial condition, or results of operations of the Company.

               2.9 INTELLECTUAL PROPERTY. Except as disclosed in the Registration Statement, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by it, or presently employed by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations.

               2.10 FINANCIAL STATEMENTS. The financial statements included in the Registration Statement present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Registration Statement, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

               2.11 CHANGES. Except as disclosed in the Registration Statement, since the date of the latest audited financial statements included in the Registration Statement there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company taken as a whole.

               2.12 TAXES. The Company has filed on a timely basis all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects except to the extent that a reserve has been reflected on the Company's financial statements in accordance with generally accepted accounting principles. The Company has paid all taxes and other assessments due, except those contested by it in good faith and except to the extent that a reserve has been reflected on the Company's financial statements in accordance with generally accepted accounting principles. The provision for taxes of the Company as shown in the Company's financial statements is adequate for taxes due or accrued as of the date thereof.

          3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants that:

               3.1 AUTHORIZATION. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of

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general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

               3.2 INVESTIGATION. The Investor acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with the Company's chief executive officer. The Investor further acknowledges having had access to information about the Company that it has requested or considers necessary for purposes of purchasing the Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

               3.3 ACCREDITED INVESTOR. The Investor is an "accredited investor" as such term is defined in Regulation D adopted by the SEC.

               3.4 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

               3.5 RESTRICTED SECURITIES. Investor understands that the Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          4. CONDITIONS TO THE INVESTOR'S OBLIGATION AT CLOSING. The obligation of the Investor to purchase the Stock at the Closing is subject to the fulfillment to the Investor's satisfaction on or prior to the Closing of the following conditions:

               4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement. The Chief Executive Officer of the Company shall deliver at the Closing a certificate stating that the condition specified in the preceding sentence has been fulfilled.

               4.2 SECURITIES LAWS. The offer and sale of the Stock to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") and qualification requirements of all applicable state securities laws.

               4.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful

                                      4

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issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

               4.4 INITIAL PUBLIC OFFERING OF COMMON STOCK. The closing of the initial public offering of the Company's Common Stock shall have occurred.

          5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company to sell the Stock at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

               5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

               5.2 SECURITIES LAWS. The offer and sale of the Stock to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act qualification requirements of all applicable state securities laws.

               5.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

               5.4 INITIAL PUBLIC OFFERING OF COMMON STOCK. The closing of the initial public offering of the Company's Common Stock shall have occurred.

               5.5 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Company the purchase price for the Stock as set forth in
Section 1.2 hereof.

          6.   COVENANTS OF THE COMPANY AND THE INVESTOR.

               6.1  AGREEMENT NOT TO TRANSFER.

                    (a) Prior to the first anniversary of the Closing, the Investor shall not, directly or indirectly, Transfer or offer to Transfer any shares of the Stock other than to affiliates who agree to be bound by the terms of this Agreement, unless the Company consents to such Transfer and the transferee agrees to be bound by this Agreement.

                    (b) In order to enforce the Transfer Restrictions, the Company may impose stop transfer instructions with respect to the Stock until the end of the restricted period.

                    (c) As used in this Agreement, the term "Transfer" shall mean any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, of shares of the Stock. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged shares of the Stock

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in complete or partial satisfaction of the indebtedness for which the shares of the Stock are security.

               6.2 MARKET STAND-OFF. In addition to the Transfer Restrictions (which shall in no way be limited by the following), in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, the Investor shall not Transfer or offer to Transfer any shares of the Stock without the prior written consent of the Company and its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that (i) such Market Stand-Off shall not exceed one hundred eighty
(180) days, and (ii) the Investor shall be subject to the Market Stand-Off only if the officers and directors of the Company are also subject to similar restrictions. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period.

               6.3 NOTICE OF INTENTION TO TRANSFER. In the event the Investor plans to Transfer shares of the Stock in one or more transactions, the Investor shall inform the Company of such intention to Transfer such shares fifteen (15) days prior to such Transfer. Investor shall agree that any transfer, sale or other disposition of the Company's Common Stock shall be through an orderly disposition, including, at the request of the Company, through a broker-dealer recommended by the Company.

               6.4 REGISTRATION OF STOCK. The Company agrees that, with regard to the Stock, the Investor shall have the registration rights described in EXHIBIT A attached hereto. The Investor understands and agrees that (i) the Stock will be characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances, and (ii) each certificate representing the Stock and any other securities issued in respect of the Stock upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with appropriate legends mandated by federal and state securities laws.

               6.5 PUBLICITY. Except as required by law, no press release, public statement, advertisement or similar publicity from any party hereunder with respect to the participation of the Investor in the transactions contemplated hereby (or any other matter relating to the Company and the Investor or its affiliates) shall be issued or made without the prior consent of Investor. Notwithstanding the foregoing, the Company may disclose Investor's investment in the Company and the terms thereof and such other information previously approved by Investor as of the date hereof for inclusion in the Registration Statement.

          7.   MISCELLANEOUS.

               7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements among California residents

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entered into and to be performed entirely within California, without regard to the conflict of law provisions thereof.

               7.2 SURVIVAL; ADDITIONAL SECURITIES. The representations and warranties set forth in Sections 2 and 3 shall survive until the Closing. The covenants and agreements set forth in Section 6 shall survive in accordance with their terms. Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Stock ("Stock Distributions") shall be immediately subject to the covenants and agreements set forth in Section 6 to the same extent the Stock is at such time covered by such provisions.

               7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the covenants set forth in Section 6 shall not be binding upon any entity (other than an affiliate of the Investor) which acquires any shares of the Stock or a Stock Distribution in a transaction permitted hereunder.

               7.4 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof.

               7.5 NOTICES. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investor, at the Investor's address set forth below its signature, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth below its signature, or at such other address as the Company shall have furnished to the Investor in writing.

               7.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

               7.7 LEGAL FEES. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the Stock or any Stock Distribution, the prevailing party shall be paid by the other party a reasonable sum for the attorneys' fees and expenses incurred by such prevailing party.

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               7.8  EXPENSES.  Irrespective of whether the Closing is effected, the Company and the Investor shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

               7.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               7.12 CONFIDENTIALITY. The parties hereto agree that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder.


                                      8

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                   LIBERATE TECHNOLOGIES

                                   By:  /s/ Mitchell E. Kertzman
                                        --------------------------
                                        Mitchell E. Kertzman
                                        President and Chief Executive Officer

                         Address:  1000 Bridge Parkway
                                   Redwood Shores, California  94065
                                   Attn:  General Counsel

                                   LUCENT TECHNOLOGIES INC.

                                   By:
                                        --------------------------
                                   Title:
                                        --------------------------

                         Address:  600 Mountain Avenue, Room 6E
                                   Murray Hill, New Jersey  07974

                                      EXHIBIT A

          1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

               1.1 DEFINITIONS. For purposes of this EXHIBIT A, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement between the Company and the Investor to which this EXHIBIT A is attached. In addition, the following terms used herein shall have the following meanings: (a) the term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; (b) the term "1934 Act" means the Securities Exchange Act of 1934, as amended; and (c) the term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                    1.2  COMPANY REGISTRATION.

                    (a) If, at any time 180 days after the Registration Statement is declared effective by the SEC, the Company proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Stock, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give Investor written notice of such registration. Upon the written request of Investor given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.2(c) below, use all reasonable efforts to cause to be registered under the Act all of the Stock that each Investor has requested to be registered. Nothing contained in this Section 1.2 obligates the Company to register any of its stock or other securities under the Act.

                    (b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration whether or not Investor has elected to include securities in such registration.

                    (c) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.2 to include any of the Investor's securities in such underwriting unless Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including share of the Stock, requested by stockholders to be included in such offering exceeds


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the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including shares of the Stock, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall shares of the Stock be included in such registration unless all shares of Registrable Securities (as defined in the Stockholders Agreement described below) that request registration pursuant to Section 1.3 of that certain Stockholders Agreement dated August 11, 1997, as amended, are first included in such registration.

               1.3  FORM S-3 REGISTRATION.

                    (a) If the Company shall receive a written request from the Investor that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to the Stock, then the Company shall promptly commence preparation of such registration statement, and as expeditiously as reasonably possible when the Company is eligible to use Form S-3, effect the registration of all, but not less than all, such Stock on Form S-3 and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Stock. The Company shall have no obligation to effect any registration of less than all of the Stock.

                    (b)  Notwithstanding anything to the contrary in this
Section 1.3, the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.3: (i) if the Company shall furnish to the Investor a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Investor under this Section 1.3; or (ii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.3 after the earlier to occur of the following events: (i) the Company has effected one
(1) registration pursuant to this Section 1.3, and such registration has been declared or ordered effective and otherwise satisfies and continues to satisfy the terms and conditions of this Section 1.3; (ii) the Company has voluntarily effected the registration of all of the Stock without having first received a request for such registration pursuant to this Section 1.3 (a "Voluntary Registration"), and such Voluntary Registration has been declared or ordered effective and otherwise satisfies and continues to satisfy the terms and conditions of this Section 1.3; or (iii) if Form S-3 is not available for such offering by the Investor.

               1.4  OBLIGATIONS OF THE COMPANY.  Whenever required under Section
1.3 to effect the registration on Form S-3 of the Stock, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a Form S-3 with respect to such Stock and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable after the mailing of the request for such registration but in no event later than ninety (90) days after such mailing. The Company shall keep such registration statement effective until the earlier of (i) two (2) years after the Closing, (ii) the distribution of all of the Stock as contemplated in the registration statement has been completed, and (iii) the date which all shares of the Stock held by the Investor may immediately be sold under Rule 144 during any 90-day period.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Stock.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) Notify the Investor covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (f) Cause all such Stock registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (g) Provide a transfer agent and registrar for all of the Stock registered pursuant hereunder and a CUSIP number for all such Stock, in each case not later than the effective date of such registration.

               1.5 INVESTOR OBLIGATION TO FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto with respect to the Stock that the Investor shall furnish to the Company such information regarding itself, the Stock, and the intended method of disposition of such securities as shall be required to effect the registration of such Stock.

               1.6 EXPENSES OF REGISTRATION. All expenses incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the Investor hereunder but excluding the fees and disbursements of any other counsel for the Investor) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant hereto if the registration request is subsequently withdrawn at the request of the Investor unless Investor agrees to forfeit its right of registration under Section 1.3; provided further, however, that if at the time of such withdrawal, the Investor has learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Investor at the time of its request and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Investor shall not be required to pay any of such expenses and shall retain its right of registration pursuant to Section 1.3.

               1.7 INDEMNIFICATION. In the event any Stock is included in a registration statement under Sections 1.2 or 1.3:

                         (a)  To the extent permitted by law, the Company will
indemnify and hold harmless the Investor, any underwriter (as defined in the Act) for the Investor and each person, if any, who controls the Investor or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to the Investor, or such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person.

                         (b)  To the extent permitted by law, the Investor will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection (b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection (b) exceed the gross proceeds from the offering received by the Investor.

                         (c)  Promptly after receipt by an indemnified party
under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                         (d)  If the indemnification provided for in this
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to there in, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                         (e)  Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                         (f)  The obligations of the Company and the Investor
under this Section 1.7 shall survive the completion of any offering of the Stock in a registration statement pursuant hereto, and otherwise.

               1.8 TERMINATION. The Company's obligation to register the Stock pursuant to this agreement shall terminate on the earlier of (i) the third anniversary of the Closing and (ii) the date on which all shares of the Stock held by the Investor may immediately be sold under Rule 144 during any 90-day period.